UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

________________________

Date of Report: April 26, 2005

FindWhat.com, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes In Registrant's Certifying Accountant.

     (a)      As previously disclosed by FindWhat.com, Inc. (the “Company”) in a current report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2005, on April 26, 2005, Ernst and Young LLP (“E&Y”), the independent registered public accounting firm for the Company, notified the Company and its Audit Committee chairman that, effective with the completion of E&Y’s review of the Company’s interim financial information for the quarter ended March 31, 2005 and the Company’s filing of its related Form 10-Q, E&Y was resigning as the Company’s independent registered public accounting firm. On May 10, 2005, after the filing with the SEC of the Company’s Form 10-Q for the quarterly period ended March 31, 2005, E&Y’s resignation became effective.

     From April 26, 2005 through May 10, 2005, there were (i) no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to E&Y’s satisfaction, would have caused them to make reference to the subject matter in connection with any reports they may have rendered on the Company’s consolidated financial statements and (ii) no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided E&Y with a copy of this Form 8-K/A prior to its filing with the SEC and has requested that E&Y furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter dated May 16, 2005 stating whether or not it agrees with the above statements is attached as Exhibit 16.1 to this Form 8-K/A and is filed herewith.

     The Audit Committee is currently evaluating its selection of a new independent registered public accounting firm.

     The information contained in Item 4.01 of the Company’s current report on Form 8-K dated April 26, 2005 (SEC File No. 0-30428) filed with the SEC on May 2, 2005 is hereby incorporated by reference into this current report on Form 8-K/A. Readers are urged to read the Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP dated May 16, 2005, addressed to the Securities and Exchange Commission

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FindWhat.com, Inc.

Date: May 16, 2005	By:	/s/ Craig A. Pisaris-Henderson
Craig A. Pisaris-Henderson Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP dated May 16, 2005, addressed to the Securities and Exchange Commission